Summary Prospectus and Statutory Prospectus dated December 10, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the
Fund listed below:
Invesco NASDAQ 100 Index Fund
This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified.
You should read this supplement in conjunction with the Summary and
Statutory Prospectuses and retain it for future reference.
Effective December 18, 2020, the following information is added to the end of the second paragraph appearing under the heading
“
Principal Investment Strategies of the Fund
” in the Summary and Statutory Prospectuses and to the end of the fourth paragraph appearing under the heading “
Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and
Strategies
” in the Statutory Prospectus:
Companies organized as Real Estate Investment Trusts (“REITs”) are not eligible for inclusion in the Underlying Index.
NDQ-SUMSTAT-SUP 121020